March 26, 2008

Rider to the

Customer Agreement (the “Agreement”)

Between

Demeter Management Corporation on behalf of each Customer listed on Schedule A

“Separately and Not Jointly”

And Morgan Stanley & Co. International PLC

Dated July 24, 2007

Schedule A to the Agreement is hereby amended by replacing the Schedule A thereto with the attached Schedule A dated March 26, 2008.

Accepted and Agreed:

Demeter Management Corporation on behalf of each Customer listed on the attached Schedule A

By:	/s/ Walter Davis
Name:	Walter Davis
Title:	President

Morgan Stanley & Co. International PLC

By:	/s/ Brian Daly
Name:	Brian Daly
Title:	Managing Director

Schedule A

Customer	TaxID
Morgan Stanley Managed Futures Altis I, LLC	20-8528951

Morgan Stanley Managed Futures Aspect I, LLC	20-8852411

Morgan Stanley Managed Futures Blenheim I, LLC	20-8528957

Morgan Stanley Managed Futures Chesapeake I, LLC	20-8852501

Morgan Stanley Managed Futures Cornerstone I, LLC	20-8852546

Morgan Stanley Managed Futures DKR I, LLC	20-8529012

Morgan Stanley Managed Futures Kaiser I, LLC	20-8852620

Morgan Stanley Managed Futures Transtrend I, LLC	20-8529012

Morgan Stanley Managed Futures Transtrend II, LLC	20-8529352

Morgan Stanley Managed Futures WCM I, LLC	20-8852756

Morgan Stanley Managed Futures Campbell I, LLC	26-2246160